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                                                                   EXHIBIT 23(b)



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration
Statement (Form S-8) pertaining to the 1994 Stock Option Plan of WMS Industries Inc. of our report dated August 31, 1995, with respect to the consolidated financial statements and schedules of WMS Industries Inc. included in its Annual Report (Form 10-K) for the year ended June 30, 1995, filed with the Securities and Exchange Commission.





                                                   Ernst & Young LLP



Chicago, Illinois
June 12, 1996





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